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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): July 6, 1999



                        U. S. RESTAURANT PROPERTIES, INC.
             (Exact name of Registrant as specified in its Charter)

================================================================================
          MARYLAND                       1-13089               75-2687420
================================================================================
(State or other jurisdiction of  (Commission file number)   (I.R.S. Employer
incorporation or organization)                            Identification Number)
================================================================================


         5310 Harvest Hill Rd., Suite 270, LB 168, Dallas, Texas 75230
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (972) 387-1487



                                 Not applicable
          (Former name or former address, if changed since last report)






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ITEM 5. OTHER EVENTS.

         U. S. Restaurant Properties, Inc. (the "Company") is filing this Current Report on Form 8-K for the purposes of incorporating by reference the exhibits attached hereto into Part II of the Company's registration statement on Form S-3 (Registration No. 333-34263).


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)  Financial Statements of Business Acquired.

             Not Applicable.

        (b)  Pro Forma Financial Information.

             Not Applicable.

        (c)  Exhibits.

             1.1 Underwriting Agreement by and between the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Warburg Dillon Read LLC dated June 29, 1999 relating to the issuance of up to 1,161,500 shares of the Company's common stock, which number includes 151,500 shares issuable to the Underwriters to cover over-allotments, if any.

             8.1 Opinion of Locke Liddell & Sapp LLP as to certain tax matters.

             23.1 Consent of Locke Liddell & Sapp LLP (included in Exhibit 8.1 hereto).

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 1999


                                        U. S. RESTAURANT PROPERTIES, INC.


                                        /s/ Robert J. Stetson
                                        ----------------------------------------
                                        Robert J. Stetson
                                        Chief Executive Officer and
                                        President


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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER    DESCRIPTION
------    -----------

1.1       Underwriting Agreement by and between the Company, Merrill Lynch,
          Pierce, Fenner & Smith Incorporated and Warburg Dillon Read LLC dated
          June 29, 1999 relating to the issuance of up to 1,161,500 shares of the Company's common stock, which number includes 151,500 shares issuable to the Underwriters to cover over-allotments, if any.

8.1       Opinion of Locke Liddell & Sapp LLP as to certain tax matters.

23.1      Consent of Locke Liddell & Sapp LLP (included in Exhibit 8.1 hereto).



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